SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 14, 2005

                             Paradigm Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Wyoming                     0-9154                  83-0211506
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

 2600 Tower Oaks Blvd., Suite 500, Rockville, Maryland         20852
            (Address of principal executive offices)         (Zip code)

                    (301) 468-1200
   Registrant's telephone number, including area code

                            Cheyenne Resources, Inc.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 101.  ENTER INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 14, 2005, Paradigm Holdings, Inc., a Wyoming corporation ("Paradigm Holdings"), Paradigm Solutions International, Inc., a Maryland corporation and wholly-owned subsidiary of Paradigm Holdings ("PSI"), Blair Management Services, Inc. t/d/b/a Blair Technology Group, a Pennsylvania corporation ("Blair") and the shareholders of Blair (collectively, the "Shareholders") consummated a merger transaction pursuant to the terms of that certain Merger Agreement (the "Merger Agreement"), whereby Blair was merged with and into PSI. PSI is the surviving corporation and will continue its corporate existence under the laws of the State of Maryland as a wholly-owned subsidiary of Paradigm Holdings. Pursuant to the Merger Agreement, the Shareholders exchanged all of the issued and outstanding capital stock of Blair in exchange for (i) One Million Dollars (US $1,000,000) and (ii) five hundred thousand shares of common stock, par value $0.001 per share, of Paradigm Holdings (the "Shares"). Pursuant to the Merger Agreement and an Escrow Agreement entered into by the parties, sixty thousand (60,000) of the Shares will be held in escrow for a period of one (1) year from the date of closing subject to the terms and conditions of the Merger Agreement. In addition, under the terms of the Merger Agreement, Paradigm Holdings will issue to the Shareholders up to an additional 350,000 shares of common stock of Paradigm Holdings pursuant to an earn-out provision.

      At the closing of the merger, PSI entered into employment agreements with Messrs. Kristofco, Duffy and Fochler. The respective employment agreements are attached as exhibits hereto.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable

      (c)   Exhibit No. Description

--------------   -----------------------------------------     -----------------
EXHIBIT          DESCRIPTION                                   LOCATION
--------------   -----------------------------------------     -----------------
Exhibit 99.1     Merger   Agreement,   dated  October 12,      Provided herewith
                 2005,  by and  among  Paradigm  Holdings
                 ("Paradigm     Holdings"),      Paradigm
                 Solutions  International,  Inc. ("PSI"),
                 Blair Management Services,  Inc. t/d/b/a
                 Blair  Technology  Group  ("Blair")  and
                 the Shareholders of Blair
Exhibit 99.2     Escrow   Agreement,   dated  October 12,      Provided herewith
                 2005,  by and among  Paradigm  Holdings,
                 PSI,  the   Shareholders  of  Blair  and
                 Kirkpatrick & Lockhart  Nicholson Graham
                 LLP
Exhibit 99.3     Employment Agreement,  dated October 12,      Provided herewith
                 2005,   by  and   between  PSI  and  Tom
                 Kristofco
Exhibit 99.4     Employment Agreement,  dated October 12,      Provided herewith
                 2005,  by and  between  PSI  and  Robert
                 Duffy

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Exhibit 99.5     Employment Agreement,  dated October 12,      Provided herewith
                 2005,  by  and  between  PSI  and  Steve
                 Fochler

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005        PARADIGM HOLDINGS, INC.

                              By: /s/ Raymond A. Huger
                                 -----------------------------------------------
                              Name:  Raymond A. Huger
                              Title: Chairman and Chief Executive Officer


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